SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 ------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 17, 2003


                             HARTMARX CORPORATION

              (Exact name of registrant as specified in charter)


          DELAWARE                 1-8501             36-3217140
(State or other jurisdiction       (Commission        (IRS Employer
      of incorporation)            File Number)       Identification No.)


                            110 North Wacker Drive
                            Chicago, Illinois 60606

              (Address of principal executive offices) (Zip Code)


                                (312) 372-6300

             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

             On March 17, 2003, Hartmarx Corporation issued the press release filed as Exhibit 99.1 to this Current Report on Form 8-K which press release is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS


         (c)      Exhibits.


                  Exhibit Number            Description
                  -------------------       ---------------

                  99.1                      Press Release dated March 17, 2003







                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HARTMARX CORPORATION


                                        By:  /s/ TARAS R. PROCZKO
                                            -------------------------------
                                                Taras R. Proczko
                                                Senior Vice President
Dated:  March 17, 2003


EXHIBIT LIST


Exhibit Number    Description
---------------------------------

   99.1           Press Release dated March 17, 2003